================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 August 16, 2006
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                                PhotoMedex, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                    0-11635                  59-2058100
 ----------------------------        ------------          -------------------
 (State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)

 147 Keystone Drive, Montgomeryville, Pennsylvania                18936
 -------------------------------------------------              ----------
     (Address of principal executive offices)                   (Zip Code)

                                 (215) 619-3600
               --------------------------------------------------
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.02.        DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  ---------------------------------------------------------
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
                  ---------------------------------------------

                  On August 16, 2006, Wayne M. Withrow was unanimously appointed by the Board of Directors of the Registrant to be a director on the Board. Mr. Withrow fills a previously vacated position on the Registrant's Board of Directors. It has not been determined at this time by the Registrant which, if any, committees of the Board of Directors Mr. Withrow will be asked to serve.

                  A copy of the Registrant's Press Release dated August 17, 2006 announcing the appointment of Mr. Withrow is attached hereto as Exhibit 99.1

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.
                  ----------------------------------

(d) EXHIBITS.

      99.1        Press Release, dated August 17, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 PHOTOMEDEX, INC.

Dated: August 17, 2006                           By: /s/Jeffrey F. O'Donnell
                                                     ---------------------------
                                                     Jeffrey F. O'Donnell
                                                     Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NUMBER      DESCRIPTION
--------------      ------------------------------------------------------------
99.1                PhotoMedex Press Release dated August 17, 2006, reporting
                    the announcement that Wayne M. Withrow was appointed to the Board of Directors of PhotoMedex, Inc.